UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2014

KAT GOLD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2, Canada

(Address of principal executive offices, including zip code)

(709) 368-9223

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On April 3, 2014, Board of Directors of the Registrant accepted the resignation of Bongiovanni & Associates, PA as its independent registered public account firm.  . None of the reports of Bongiovanni & Associates, PA on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its 10K for the period ended December 31, 2012 contain a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Bongiovanni & Associates, PA whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Bongiovanni & Associates, PA, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements other than as disclosed herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 26, 2013 and December 3, 2013  the Company filed its quarterly report on Form 10Q   for the periods ended June 30, 2013 and September 30, 2013 with the United States Securities and Exchange Commission.  This filing was consummated without the consent of the Company’s independent public accountants. The Company’s independent public accountants were never provided with interim financial statements to complete their review of the interim financial statements included in the quarterly reports on Form 10-Q using professional standards and procedures conducted for such reviews, as established by generally accepted auditing standards. Therefore, the Company’s management has determined on April 3, 2014 that the previously issued financial statements included in our quarterly reports on Form 10-Q for the periods ended June 30, 2013 and September 30, 2013 should not be relied upon.

The Company’s independent public accountants became aware that the Company had filed the Company filed its quarterly reports on Form 10Q   for the periods ended June 30, 2013  and September 30, 2013 with the United States Securities and Exchange Commission without its consent on April 3, 2014.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

None.

d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Exhibit

16.1	Letter from Bongiovanni & Associates, PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kat Gold Holdings Corp.

Date: April 28, 2014	By: /s/ Ken Stead
Ken Stead
Chief Executive Officer

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